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   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS -- EQUITY PORTFOLIOS

SUPPLEMENT DATED NOVEMBER 17, 2006 TO PROSPECTUS DATED APRIL 1, 2006

The following replaces the fourth paragraph under "Portfolio Management" on page 40 of the Prospectus:

Effective November 1, 2006, the managers for the Equity Index and Small Company Index Portfolios are Chad M. Rakvin, Senior Vice President of Northern Trust, and Brent Reeder, Vice President of Northern Trust. Mr. Rakvin has had such responsibility since September 2005, and Mr. Reeder since November 2006. Mr. Rakvin joined Northern Trust in 2004, and has been a member of the quantitative management group for domestic index products. Immediately prior to joining Northern, Mr. Rakvin was an independent consultant to institutional money managers and financial services companies as well as an author of proprietary research and white papers. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager. Mr. Reeder joined Northern Trust in 1993. For the past five years, he has managed quantitative equity portfolios.

The following replaces the sixth paragraph under "Portfolio Management" on page 40 of the Prospectus:

Effective November 1, 2006, the managers for the International Equity Index Portfolio are Steven R. Wetter, Senior Vice President of Northern Trust, and Shaun Murphy, Vice President of Northern Trust. Mr. Wetter has had such responsibility since March 2005 and Mr. Murphy since November 2006. Mr. Wetter has been a member of the management teams of various equity portfolios since joining Northern Trust in 2003. From 1999 to 2003, Mr. Wetter was with Deutsche Asset Management where he managed various quantitative equity portfolios. Since joining Northern Trust in June 2004, Mr. Murphy has also managed quantitative equity portfolios. From 1997 to 2003, Mr. Murphy was a portfolio manager with State Street Global Advisors.

The following replaces the eighth paragraph under "Portfolio Management" on page 40 of the Prospectus:

Effective November 6, 2006, the managers for the Mid Cap Growth Portfolio are David P. Kalis, Senior Vice President of Northern Trust, and Christopher D. Guinther, Senior Vice President of Northern Trust. Mr. Kalis has had such responsibility since joining Northern Trust in November 2006, and Mr. Guinther since December 2005. From 1995 to 2006, Mr. Kalis was a partner in the equity research group at Segall Bryant & Hamill Investment Counsel. Mr. Guinther joined Northern Trust in November 2005. From 2003 to 2005, Mr. Guinther was an equity portfolio manager with Principal Financial Group. From 1996 to 2003, he was with Banc One Investment Advisors, where he was an equity analyst and portfolio manager.

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                                                                   NIF SPTE NOV
[LOGO] NORTHERN
INSTITUTIONAL FUNDS/R/
Managed by
Northern Trust
                                         50 South LaSalle Street
                                         P.O. Box 75986
                                         Chicago, Illinois 60675-5986
                                         800/637-1380
                                         northerninstitutionalfunds.com